UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2023

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1014 South Westlake Blvd #14-299 Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 205-6109 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2023, the closing date, SRAX, Inc. (the “Company”), ATW Opportunities Master Fund II, L.P. (“ATW Opportunities”), and ATW Master Fund II, L.P. (“ATW Master Fund”) entered into an Omnibus Amendment Agreement (the “Amendment”). A summary of the Amendment is provided below:

1. Parties: The Amendment is entered into among the Company, ATW Opportunities, and ATW Master Fund.

2. Background: The Company previously entered into a Senior Secured Revolving Credit Facility Agreement with ATW Opportunities fund, dated as of August 8, 2022, pursuant to which the Company issued a revolving note to ATW Opportunities (the “Revolving Note”). Additionally, the Company issued a Senior Secured Convertible Debenture to ATW Master Fund on June 30, 2020 (the “Debenture”).

3. Purpose of Amendment: The Parties have agreed to temporarily amend certain provisions of the Credit Agreement, Revolving Note, and Debenture for a period of up to fourteen (14) months from the Effective Date of the Amendment. These amendments include, but are not limited to, provisions related to the payment of amounts owing under the Credit Agreement from the proceeds of the sale of third-party securities held by the company. Per the agreement ATW shall receive one hundred percent of the proceeds from sales from third party securities owned by the Company until such time as outstanding amounts due under the respective agreements have been repaid. The Company shall maintain the rights to all proceeds from sales of the marketable securities once the amounts due to ATW have been satisfied.

4. Effective Date:The Amendment is effective as of September 11, 2023 (the “Effective Date”).

5. Term:The Amendment is effective for a period of up to fourteen (14) months from the Effective Date, subject to certain conditions.

6. Amendments and Waivers:The Amendment includes temporary waivers and amendments that allow for Permitted Subsequent Offerings, subject to specified conditions.

7. Company’s Covenants:The Company has agreed to various covenants and conditions, including providing access to certain accounts and notifying ATW Opportunities and ATW Master Fund of material changes.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description

10.1	Omnibus Amendment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 14, 2023	SRAX, Inc.

/s/ Christopher Miglino
		By:	Christopher Miglino
Chief Executive Officer

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